UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 10, 2025

SK Growth Opportunities Corporation

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41432	98-1643582
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

228 Park Avenue S #96693 New York, New York	10003
(Address of principal executive offices)	(Zip Code)

(917) 599-1622

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-half of one redeemable warrant	SKGRU	The Nasdaq Stock Market LLC
Class A Ordinary Shares	SKGR	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	SKGRW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As previously disclosed, on February 28, 2024, SK Growth Opportunities Corporation, an exempted company incorporated with limited liability under the laws of Cayman Islands (“SKGR”), entered into a business combination agreement, dated as of February 27, 2024, as amended on December 5, 2024 and March 31, 2025 (as amended, the “Business Combination Agreement”), by and among SKGR, Webull Corporation, a Cayman Islands exempted holding company (“Webull”), Feather Sound I Inc., a Cayman Islands exempted company and a direct wholly-owned subsidiary of Webull (“Merger Sub I”), and Feather Sound II Inc., a Cayman Islands exempted company and a direct wholly-owned subsidiary of Webull (“Merger Sub II”). On the Closing Date (as defined below), pursuant to the Business Combination Agreement, (i) Merger Sub I merged with and into SKGR (the “First Merger”), with SKGR surviving the First Merger as a wholly-owned subsidiary of Webull (the “Surviving Entity”), and (ii) promptly following the First Merger, SKGR merged with and into Merger Sub II (the “Second Merger,” and together with the First Merger, the “Mergers”), with Merger Sub II surviving the Second Merger as a wholly-owned subsidiary of Webull (the “Surviving Company”). As a result of the Mergers, the reporting entity of this Current Report on Form 8-K is Feather Sound II Inc. Capitalized terms not otherwise defined herein have the same meanings ascribed to them in the Business Combination Agreement.

On March 30, 2025, SKGR held an extraordinary general meeting of shareholders and approved the proposal to approve the Transactions pursuant to the Business Combination Agreement (the “Business Combination”).

On April 10, 2025 (the “Closing Date”), pursuant to the Business Combination Agreement, immediately prior to the effective time of the First Merger (the “First Merger Effective Time”), (i) immediately prior to the Share Subdivision (as defined below), each preferred share of Webull issued and outstanding immediately prior to the First Merger Effective Time converted into one ordinary share of Webull, par value $0.0001 per share (the “Pre-Subdivision Ordinary Share,” and together with the preferred shares of Webull, the “Pre-Subdivision Shares”) (the “Conversion”); (ii) immediately following the Conversion, the fifth amended and restated memorandum and articles of association of Webull (the “Webull Articles”) was adopted and became effective (the “Charter Amendment”); (iii) immediately following the Conversion and the Charter Amendment, (A) each Pre-Subdivision Ordinary Share (excluding any Pre-Subdivision Ordinary Shares held by the holding vehicles controlled by founders of Webull (the “Webull Founder Holdcos”) issued and outstanding immediately prior to the First Merger Effective Time was subdivided into a number of Class A ordinary shares of Webull, par value $0.00001 per share (the “Webull Class A Ordinary Shares”), determined by multiplying each such Pre-Subdivision Ordinary Share by 3.3593 (the “Share Subdivision Factor”), and re-designated as Webull Class A Ordinary Shares; and (B) each Pre-Subdivision Ordinary Share issued and outstanding immediately prior to the First Merger Effective Time and held by the Webull Founder Holdcos was subdivided into a number of Class B ordinary shares of Webull, par value $0.00001 per share (the “Webull Class B Ordinary Shares,” and together with the Webull Class A Ordinary Shares, the “Webull Ordinary Shares”), determined by multiplying each such Pre-Subdivision Ordinary Share by the Share Subdivision Factor, and re-designated as Webull Class B Ordinary Shares (the transactions contemplated by (A) and (B), collectively, the “Share Subdivision,” and collectively with the Conversion and the Charter Amendment, the “Webull Capital Restructuring”).

On the Closing Date, pursuant to the Business Combination Agreement, following completion of the Webull Capital Restructuring, (i) each SPAC Unit, each consisting of one Class A ordinary share of SKGR, par value $0.0001 per share (the “SPAC Class A Ordinary Share”), and one-half of a warrant to purchase one SPAC Class A Ordinary Share at a price of $11.50 per share (the “SPAC Public Warrants”), issued and outstanding immediately prior to the First Merger Effective Time was automatically detached and the holder thereof was deemed to hold one SPAC Class A Ordinary Share and one-half of a SPAC Public Warrant (the “Unit Separation”); (ii) immediately following the Unit Separation, each SPAC Class A Ordinary Share issued and outstanding immediately prior to the First Merger Effective Time (other than any SPAC Class A Ordinary Shares owned by SKGR as treasury shares (the “SPAC Treasury Shares”), any SPAC Class A Ordinary Shares held by holders who validly exercised their redemption rights (the “Redeeming SPAC Shares”) and any SPAC Class A Ordinary Shares held by holders validly exercised their dissenters’ rights (the “Dissenting SPAC Shares”)) was automatically cancelled and ceased to exist in exchange for the right to receive one newly issued Webull Class A Ordinary Share, having a value of $10.00 per share; (iii) each warrant of SKGR (including SPAC Public Warrants and the warrants sold to Auxo Capital Managers LLC (the “Sponsor”) in the private placement consummated concurrently with SKGR’s initial public offering, each entitling its holder to purchase one SPAC Class A Ordinary Share at a price of $11.50 per share (the “SPAC Private Warrants,” and together with the SPAC Public Warrants, the “SPAC Warrants”)) outstanding immediately prior to the First Merger Effective Time ceased to be a warrant with respect to SPAC Class A Ordinary Shares and was assumed by Webull and converted into Webull public warrants (the “Webull Public Warrants”), with respect to the SPAC Public Warrants, and Webull private warrants (the “Webull Private Warrants,” and together with the Webull Public Warrants, the “Webull Warrants”), with respect to the SPAC Private Warrants, each such Webull Warrant enabling the holder thereof to purchase one Webull Class A Ordinary Share, subject to substantially the same terms and conditions as prior to the First Merger Effective Time; (iv) Class B ordinary shares of SKGR, par value $0.0001 per share (the “SPAC Class B Ordinary Shares”) held by the Sponsor were surrendered and cancelled for no consideration subject to the terms of the Sponsor Support Agreement, Non-Redemption Agreements, and the Additional Non-Redemption Agreements, and after such surrender, each of the remaining SPAC Class B Ordinary Shares held by Sponsor and the independent directors of SKGR (the “Independent Directors,” and together with the Sponsor, the “Initial Shareholders”) issued and outstanding immediately prior to the First Merger Effective Time was automatically cancelled and ceased to exist, in exchange for one newly issued Webull Class A Ordinary Share; (v) holders of SPAC Class A Ordinary Shares who are parties to the Non-Redemption Agreements and the Additional Non-Redemption Agreements received an aggregate of 1,429,686 Webull Class A Ordinary Shares pursuant to the terms therein; (vi) J.V.B. Financial Group, LLC, acting through its Cohen & Company Capital Markets division (“CCM”), received 25,000 Webull Class A Ordinary Shares pursuant to a fee agreement with CCM; (vii) any SPAC Treasury Shares was automatically cancelled and ceased to exist without any conversion thereof or payment or other consideration therefor; (viii) each Redeeming SPAC Share issued and outstanding immediately prior to the First Merger Effective Time was automatically cancelled and ceased to exist and represents only the right of the holder thereof to be paid a pro rata share of the aggregate amount payable in the Trust Account with respect to all Redeeming SPAC Shares; and (ix) each Dissenting SPAC Share issued and outstanding immediately prior to the First Merger Effective Time was automatically cancelled and ceased to exist and represents only the right to be paid the fair value of such Dissenting SPAC Share and such other rights pursuant to Section 238 of the Companies Act (As Revised) of the Cayman Islands. As of the Closing Date and after taking effect of (i) the conversion of the Overfunding Loans resulting in the issuance of 524,000 Webull Class A Ordinary Shares to the Sponsor and (ii) the forfeiture of 1,000,000 SPAC Class B Ordinary Shares pursuant to the Sponsor Support Agreement and the Additional Non-Redemption Agreements, the Initial Shareholders held 3,484,464 Webull Class A Ordinary Shares and 6,792,000 Webull Private Warrants.

As of the Closing Date, Webull had (i) 378,463,226 Webull Class A Ordinary Shares and 82,988,016 Webull Class B Ordinary Shares issued and outstanding, and (ii) 17,271,993 Webull Warrants (including 6,792,000 Webull Private Warrants) and 20,913,089 Incentive Warrants (as defined below) issued and outstanding. Webull also has 44,400,984 Webull Class A Ordinary Shares reserved for issuance pursuant to its 2021 Global Share Incentive Plan. Immediately after the consummation of the Business Combination, (i) the pre-closing shareholders of Webull (the “Existing Webull Shareholders”) owned 98.73% of the issued and outstanding Webull Ordinary Shares, representing 99.71% of Webull’s total voting power; (ii) shareholders of SPAC Class A Ordinary Shares owned 0.51% of the issued and outstanding Webull Ordinary Shares, representing 0.12% of Webull’s total voting power, and (iii) the Initial Shareholders owned 0.76% of the issued and outstanding Webull Ordinary Shares, representing 0.17% of Webull’s total voting power. As a result, upon the consummation of the Business Combination, Webull qualifies as a “controlled company” as defined under the corporate governance rules of the Nasdaq Stock Market LLC (“Nasdaq”), because Mr. Anquan Wang, one of the founders of Webull, beneficially owns all of Webull’s issued and outstanding Webull Class B Ordinary Shares, or 81.43% of the total voting power of all issued and outstanding Webull Ordinary Shares, immediately following the consummation of the Business Combination. For so long as Webull remains a controlled company under that definition, it is permitted to elect to rely, and may rely, on certain exemptions from Nasdaq corporate governance rules. As a foreign private issuer and a “controlled company,” Webull is permitted to elect to rely, and may rely, on certain exemptions from corporate governance rules, including (i) an exemption from the rule that a majority of its board of directors must be independent directors; (ii) an exemption from the rule that director nominees must be selected or recommended solely by independent directors; (iii) an exemption from the rule that the compensation committee must be comprised solely of independent directors; and (iv) an exemption from the requirement that an audit committee be comprised of at least three members under Nasdaq Rule 5605(c)(2)(A). Webull has decided to rely on all of the foregoing exemptions available to foreign private issuers and “controlled company.”

All the rights and obligations of SPAC Class A Ordinary Shares and SPAC Warrants were terminated in connection with the consummation of the Business Combination, unless as otherwise assigned and assumed by Webull in accordance with the Business Combination Agreement. No fractional shares or warrants were issued in the foregoing process, and all such shares or warrants were rounded down to the nearest whole number of shares or warrants. The Webull Articles became effective upon the consummation of the Business Combination.

The Webull Articles include certain transfer restrictions applicable to the Existing Webull Shareholders. Pursuant to the Sponsor Support Agreement and the Webull Articles, (i) the Initial Shareholders and certain non-redemption agreement investors and (ii) the Existing Webull Shareholders, respectively, are restricted, subject to certain exceptions, from selling any of their Webull Class A Ordinary Shares for one year after the consummation of the Business Combination, in the case of the Initial Shareholders and certain non-redemption agreement investors, and for 180 days after the consummation of the Business Combination in the case of the Existing Webull Shareholders. The Sponsor Support Agreement permits a release of the Webull Class A Ordinary Shares subject to lock-up if after the Closing Date, the closing price of the Webull Class A Ordinary Shares equals or exceeds $12.00 per share (as adjusted for share sub-divisions, share capitalizations, share consolidations, reorganizations, recapitalizations and the like) for any twenty (20) Trading Days (as defined in the Sponsor Support Agreement) within a thirty (30)-Trading Day period commencing at least one hundred and fifty (150) days after the Closing Date. 25% of the shares held by the Initial Shareholders were released from the Sponsor Support Agreement lock up immediately as of the Closing Date, as provided by the Sponsor Support Agreement, in order to satisfy, reduce or defray any actual or potential taxes imposed (or in the Initial Shareholders’ reasonable judgment expected to be imposed) on the Initial Shareholders or their affiliates as a result of the Business Combination potentially not qualifying for the Intended Tax Treatment (as defined in the Sponsor Support Agreement). The Webull Private Warrants are subject to a 30-day lock-up following the Closing Date pursuant to the Sponsor Support Agreement.

The Webull Articles also provide that a majority of the directors of Webull then in office or a duly authorized committee of the Webull board of directors may release the Webull Class A Ordinary Shares held by the Existing Webull Shareholders from the lock-up included in the Webull Articles. Further, the Webull Articles provide that following the date on which the closing price of the Webull Class A Ordinary Shares equals or exceeds $12.00 per share (as adjusted for share sub-divisions, share capitalizations, share consolidations, reorganizations, recapitalizations and the like) for any twenty (20) Trading Days (as defined in the Webull Articles) within a thirty (30)-Trading Day period, Webull may, at its discretion, release up to twenty-five percent (25%) of the shares held by an Existing Webull Shareholder (determined as of the date immediately before the date of such determination) from the transfer restrictions included in the Webull Articles; provided that if Webull releases any of the shares subject to lock up, the same percentage of lock-up shares held by other Existing Webull Shareholders as the percentage of the shares subject to lock-up that are subject to the release shall be deemed to have also been simultaneously released; provided further that the foregoing shall not apply to any shares held by a Water Castle Az Inc., NotNull Inc., Webull Partners Limited (which are the record holders of certain shares held by Webull’s directors and officers) and any other person to whom any such person may transfer any shares subject to lock-up.

The foregoing description of the Webull Articles and the rights and restrictions contemplated thereby does not purport to be complete and is qualified in its entirety by the terms of the Webull Articles.

Immediately following the consummation of the Business Combination, 455,599,003 Webull Ordinary Shares are held by the Existing Webull Shareholders and subject to the transfer restrictions in the Webull Articles and 3,892,884 Webull Ordinary Shares are held by the Initial Shareholders and certain non-redemption agreement investors and are subject to the transfer restrictions in the Sponsor Support Agreement.

In addition, on the Closing Date, pursuant to the Incentive Warrant Agreement, Webull issued to (i) each shareholder of SPAC Class A Ordinary Shares (other than the Initial Shareholders or any holder of SPAC Treasury Shares) one warrant, each entitling its holder to purchase one SPAC Class A Ordinary Share at a price of $10.00 per share (subject to adjustment pursuant to the terms of the Incentive Warrant Agreement) (the “Incentive Warrant”), for each SPAC Class A Ordinary Share, other than Redeeming SPAC Shares and Dissenting SPAC Shares, held by such shareholder, and (ii) certain shareholders of Webull, an aggregate of 20,000,000 Incentive Warrants.

The Webull Class A Ordinary Shares, Webull Warrants and Incentive Warrants began trading on the Nasdaq Capital Market under the symbols “BULL,” “BULLW” and “BULLZ,” respectively, on April 11, 2025.

The foregoing description of the Business Combination Agreement and the rights and restrictions contemplated thereby does not purport to be complete and is qualified in its entirety by the terms and conditions of the Business Combination Agreement and the amendments thereto, which was filed as Exhibit 2.1 to SKGR’s Current Report on Form 8-K filed on February 28, 2024 (for the Business Combination Agreement), Exhibit 2.1 to SKGR’s Current Report on Form 8-K filed on December 6, 2024 (for Amendment to Business Combination Agreement) and Exhibit 2.1 to SKGR’s Current Report on Form 8-K filed on April 1, 2025 (for Amendment No. 2 to Business Combination Agreement), and are incorporated herein by reference.

Item 1.01 Entry into a Material Definitive Agreement.

Registration Rights Agreement

On the Closing Date, Webull entered into a registration rights agreement (the “Registration Rights Agreement”) with certain of its shareholders (the “Webull Shareholders”), certain members of Sponsor (the “Sponsor Members”) and the Independent Directors (collectively, the “RRA Shareholders”). Such Registration Rights Agreement provides that Webull shall, upon the consummation of the Business Combination, (i) grant to the RRA Shareholders certain demand registration rights, (ii) grant to the RRA Shareholders certain piggyback registration rights, and (iii) commit to use its best efforts to file a registration statement on Form F-3 following the consummation of the Business Combination. Webull’s obligations under items (i)-(iii) shall terminate on the third anniversary of the initial public offering or, if, in the opinion of counsel to Webull, all registrable securities proposed to be sold by a holder of registration rights may then be sold unconditionally without registration in any ninety (90) day period pursuant to Rule 144 promulgated under the Securities Act of 1933, as amended (the “Securities Act”).

The Registration Rights Agreement also provides that Webull will pay certain expenses relating to such registrations and indemnify the RRA Shareholders against certain liabilities. The rights granted under the Registration Rights Agreement supersede any prior registration, qualification or similar rights of the parties with respect to the securities of Webull or SKGR which such parties held, including any registration or other rights certain of the parties to the Registration Rights Agreement may have held pursuant to the Registration and Shareholder Rights Agreement, dated June 23, 2022, by and among SKGR, the Sponsor and certain other directors and officers of SKGR.

As previously disclosed in the Registration Statement on Form F-4 that was filed with the SEC in connection the Business Combination (the “F-4”), Webull expects to file (a) a resale prospectus supplement (the “Resale Prospectus Supplement”) to the proxy statement/prospectus, dated March 10, 2025 (the “Public Offering Prospectus”), which will be in the form of the previously disclosed resale prospectus for the Initial Shareholders that formed a part of the F-4 that was declared effective by the SEC on March 10, 2025, and (b) a resale shelf Registration Statement on Form F-1 (the “F-1 Resale Shelf”) within 15 business days after the Closing Date in order to (i) register the exercise of the Webull Warrants and Incentive Warrants, (ii) register the issuance of Webull Class A Ordinary Shares upon conversion of Webull Class B Ordinary shares, (iii) register the resale of the Webull Private Placement Warrants held by the Sponsor, (iv) register the resale of the Incentive Warrants issued to certain Existing Webull Shareholders, and (v) register the resale of the Webull Ordinary Shares held by the Existing Webull Shareholders, the Initial Shareholders and certain investors that are party to Non-Redemption Agreements and Additional Non-Redemption Agreements. The Webull Ordinary Shares to be covered by the Resale Prospectus Supplement will not represent a primary issuance of new shares by Webull following the Closing Date and will only represent a secondary offering registration of shares that are already issued and outstanding and held by the Sponsor as of the Closing Date. Similarly, the F-1 Resale Shelf registrations described in items (iii) to (v) in the foregoing will not represent a primary issuance of new securities by Webull following the Closing Date and will only represent a secondary offering registration of securities that are already issued and outstanding as of the Closing Date. The registration of securities for resale does not mean that such securities necessarily will be offered or sold, including because such securities may be subject to transfer restrictions, as described further above in the discussion of the Support Agreement and the Webull Articles. Webull will not receive any proceeds from any such offer or sale by the selling shareholders named in the Resale Prospectus Supplement and the F-1 Resale Shelf.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Registration Rights Agreement, the form of which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Warrant Assignment Agreement

On the Closing Date, Webull, SKGR and Continental Stock Transfer & Trust Company (the “Warrant Agent”) entered into a warrant assignment, assumption and amendment agreement (the “Warrant Assignment Agreement”), pursuant to which SKGR assigned to Webull, and Webull assumed, all of SKGR’s rights, interests and obligations under the Warrant Agreement dated June 23, 2022, by and between SKGR and the Warrant Agent (the “SPAC Warrant Agreement”), and the terms and conditions of the SPAC Warrant Agreement were amended and restated to, among other things, reflect the assumption of the SPAC Warrants by Webull as described therein.

The foregoing description of the Warrant Assignment Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Warrant Assignment Agreement, a copy of which is attached as Exhibit 10.2 hereto and is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing; Material Modification to Rights of Security Holders.

On April 10, 2025, in connection with the consummation of the Business Combination, SKGR notified the Nasdaq that the Business Combination had become effective and requested that Nasdaq file a Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) on Form 25 to notify the SEC that the SPAC Class A Ordinary Shares, SPAC Public Warrants and SPAC Units (collectively, the “SPAC Securities”) were to be delisted and deregistered under Section 12(b) of the Exchange Act. As a result of the Business Combination having become effective, Nasdaq determined to permanently suspend trading of the SPAC Securities prior to the opening of trading on April 14, 2025. The deregistration will become effective 10 days from the filing of the Form 25, which occurred on April 11, 2025. SKGR intends to file a Form 15 with the SEC in order to complete the deregistration of the SPAC Securities under the Exchange Act.

Item 3.03 Material Modifications to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the disclosure set forth in the Introductory Note, Item 2.01 and Item 3.01 above and Item 5.01 below of this Current Report on Form 8-K is incorporated by reference in this Item 3.03.

Item 5.01 Changes in Control of Registrant.

To the extent required by Item 5.01 of Form 8-K, the disclosure set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference in this Item 5.01.

As a result of the consummation of the Business Combination, a change in control of SKGR occurred. At the First Merger Effective Time, all the property, rights, privileges, agreements, powers and franchises, debts, liabilities, duties and obligations of Merger Sub I and SKGR became the property, rights, privileges, agreements, powers and franchises, debts, liabilities, duties and obligations of the Surviving Entity, which included the assumption by the Surviving Entity of any and all agreements, covenants, duties and obligations of Merger Sub I and SKGR set forth in the Business Combination Agreement to be performed after the First Merger Effective Time. At the effective time of the Second Merger (the “Second Merger Effective Time”), all the property, rights, privileges, agreements, powers and franchises, debts, liabilities, duties and obligations of the Surviving Entity and Merger Sub II became the property, rights, privileges, agreements, powers and franchises, debts, liabilities, duties and obligations of the Surviving Company, which included the assumption by the Surviving Company of any and all agreements, covenants, duties and obligations of the Surviving Entity and Merger Sub II set forth in the Business Combination Agreement to be performed after the Second Merger Effective Time.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In accordance with the Business Combination Agreement, SKGR merged with Merger Sub II and upon the Second Merger Effective Time, SKGR ceased to exist and each of SKGR’s officers and directors forthwith ceased to serve as an officer or director of SKGR. Effective as of the First Merger Effective Time, each of Richard Chin, Derek Jensen, Speaker John Boehner, Martin Payne and Michael Noonen ceased to be a director of SKGR, and Mr. Chin resigned as Chief Executive Officer and Mr. Jensen resigned as Chief Financial Officer. These resignations were not due to any disagreement between SKGR and the officers and directors on any matter relating to SKGR’s operation, policies and practice. In the meanwhile, Mr. Anquan Wang, Mr. Haichen Wang and Mr. Benjamin Worthy James will serve as directors of Merger Sub II, the Surviving Company.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibits
2.1**+	Business Combination Agreement, dated as of February 27, 2024, by and among Webull, Merger Sub I, Merger Sub II and SKGR
2.2**+	Amendment to Business Combination Agreement, dated as of December 5, 2024, by and among Webull, Merger Sub I, Merger Sub II and SKGR
2.3**	Amendment No. 2 to Business Combination Agreement, dated as of March 31, 2025, by and among Webull, Merger Sub I, Merger Sub II and SKGR
10.1*+	Form of Registration Rights Agreement, by and among Webull, the Initial Shareholders and the Existing Webull Shareholders
10.2*	Warrant Assignment Agreement dated as of April 10, 2025, by and among SKGR, Webull and Continental Stock Transfer & Trust Company
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Filed herewith.
**	Previously filed.
+	Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 14, 2025

SK GROWTH OPPORTUNITIES CORPORATION

By:	/s/ Anquan Wang
	Name:	Anquan Wang
	Title:	Director